UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STEADYMED LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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STEADYMED, LTD. ANNUAL GENERAL MEETING OF SHAREHOLDERS August 6, 2015 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, A VOTE “FOR” THE ELECTION OF THE EXTERNAL DIRECTORS, AND A VOTE “FOR” PROPOSALS 3 THROUGH 8. Please mark your votes like this 1. To elect two directors named, each for a term of three years, to hold office until our 2018 Annual General Meeting of Shareholders; (a) Ron Ginor (b) Brian J. Stark FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2. To elect two external directors of the Company, each for a term of three years, to hold office until our 2018 Annual General Meeting of Shareholders; (a) Donald Huffman (b) Elizabeth Cermak FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. To approve the annual retainer fees to be paid to the external directors and the non-employee directors; FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. To approve the grant of stock options to the external directors and the non-employee directors; FOR AGAINST ABSTAIN 5. To approve the execution of indemnification agreements with the external directors; FOR AGAINST ABSTAIN 6. To approve the increase in the annual salary of the Chief Executive Officer; FOR AGAINST ABSTAIN 7. To approve the adoption by the Company of a compensation policy; FOR AGAINST ABSTAIN 8. To appoint Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor for the year ending December 31, 2015; and 9. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any postponements or adjournments of the meeting All shareholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting. Even if you have given your proxy, you may still attend and vote in person at the meeting after revoking your proxy prior to the meeting. By signing this Proxy, the undersigned hereby declares not to be a “Controlling Shareholder” or have a “Personal Interest”, as such terms are defined in the Israeli Companies Law, 1999, with respect to any of the proposals above. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature Date , 2015. Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signed is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. X PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015 The proxy statement and proxy card are available at http://www.cstproxy.com/steadymed/2015 STEADYMED LTD. 5 Oppenheimer Street Rehovot 7670105, Israel NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON August 6, 2015 This Proxy Statement is furnished by and on behalf of the Board of Directors (the “Board”) of SteadyMed Ltd., an Israeli corporation (“we”, “us”, “our”, or the “Company”), in connection with our Annual General Meeting of Shareholders to be held on Thursday, August 6, 2015 at 10:00 a.m. local time, at the offices of SteadyMed Therapeutics, Inc., 2603 Camino Ramon, Suite 350, San Ramon, California 94583. At the meeting, shareholders will vote on (i) the election of two directors, (ii) the election of two external directors, (iii) the annual retainer fees to be paid to the external directors and the non-employee directors, (iv) the grant of stock options to the external directors and the non-employee directors, (v) the execution of indemnification agreements with the external directors, (vi) an increase in the annual salary of the Chief Executive Officer; (vii) the adoption by the Company of a compensation policy, and (viii) the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditor for the year ending December 31, 2015, and will transact any other business that may properly come before the meeting although we know of no other business to be presented. The record date for the meeting is June 15, 2015. Only shareholders of record at the close of business on that date are entitled to vote at the meeting. By signing and returning the proxy card, you authorize Jonathan M.N. Rigby, Chief Executive Officer of SteadyMed, to represent you and vote your shares at the meeting in accordance with your instructions. He may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this Proxy will be voted FOR such matter. Any and all proxies heretofore given by the undersigned are hereby revoked. (Continued and to be marked, dated and signed, on the other side)